SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




      Date of report (Date of earliest event reported): April 14, 2009

                    MERCO SUD AGRO-FINANCIAL EQUITIES CORP.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                    000-53624
- --------------------------    ----------------------    ---------------------
(State or other jurisdic-    (Commission File Number)   (IRS Employer Identi-
 tion of incorporation or                                   fication No.)
     organization)



 	1811 Silverside Road
          Wilmington, Delaware                                   19810
- --------------------------------                         --------------------
(Address of principal executive                                (Zip Code)
           offices)

                                (514) 876-9997
             ---------------------------------------------------
             (Registrant's telephone number, including area code)

				Not Applicable
             ---------------------------------------------------
         (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]Pre-commencement communications pursuant to Ruled 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13E-4(c))



ITEM 8.01  Other events

     March 25, 2009, Merco Sud Agro-Financial Equities Corp.(the Company), a state of Delaware public company quoted over the counter, OTC-Other of the NASDAQ, announced a change in ticker symbol from JTKG to MSDG effective immediately. A copy of the Press Release is attached as exhibit 99.1 and is incorporated herein by reference.

The press release is available at the company's website, www.mercosudagrofin.com

Item 9.01 Financial Statement and Exhibits

Exhibit		Description

99.1		Press Release announcing ticker symbol change